SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     March 19, 2003

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number:   0-27478

Delaware	36-3228107

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(773) 380-3000

Exhibit Index on Page 2

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 5.	Other Events

On March 20, 2003, Bally Total Fitness Holding Corporation issued a press release with respect to the appointment of three new members to its Board of Directors and the resignation of two members. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference

Item 7.	Financial Statements and Exhibits

c. Exhibits

10.1	Letter Agreement, dated March 19, 2003, between Bally Total Fitness Holding Corporation, SLS Management, LLC., and Scott L. Swid
10.2	Letter Agreement, dated March 19, 2003, between Bally Total Fitness Holding Corporation and Martin E. Franklin
99.1	Press Release dated March 20, 2003

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: March 20, 2003	/s/ John W. Dwyer

John W. Dwyer
Executive Vice President and Chief Financial Officer
(principal financial officer)